Exhibit 99.1

CONTACT:	FOR IMMEDIATE RELEASE

Meg Maise (Corporate Press/Investor Relations)
Take-Two Interactive Software, Inc.
(646) 536-2932
meg.maise@take2games.com

Take-Two Interactive Software, Inc. Reports

Second Quarter Fiscal 2009 Financial Results

New York, NY — May 26, 2009 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for its second quarter ended April 30, 2009.

Net revenue for the second fiscal quarter was $229.7 million, compared to $539.8 million for the same quarter of fiscal 2008, which included the release of the blockbuster title Grand Theft Auto IV, which surpassed all-time records for the launch of an entertainment property. Second quarter sales were led by The Lost and Damned, the critically acclaimed first episode of downloadable content for Grand Theft Auto IV on Xbox LIVE®, Major League Baseball 2K9, Grand Theft Auto IV and Grand Theft Auto: Chinatown Wars for Nintendo DS™.

Net loss for the second quarter was $10.1 million or $0.13 per share, compared to net income of $98.2 million or $1.29 per share in the second quarter of fiscal 2008.

The second quarter results include $5.3 million in stock-based compensation expense ($0.07 per share) and $1.8 million in professional fees and expenses related to unusual matters ($0.02 per share). Results for the second quarter of 2008 included $12.4 million in stock-based compensation expense ($0.16 per share) and $4.7 million in professional fees and expenses related to unusual matters, as well as business reorganization costs ($0.06 per share).

Non-GAAP net loss was $2.9 million or $0.04 per share in the second quarter, compared to net income of $115.4 million or $1.52 per share in the second quarter of 2008, which included the launch of Grand Theft Auto IV.  (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on non-GAAP items.)

For the six months ended April 30, 2009, net revenues were $486.5 million, compared to $780.3 million for the same period a year ago, which included the launch of Grand Theft Auto IV.  Net loss for the first half of fiscal 2009 was $60.5 million or $0.79 per share, compared to net income of $60.2 million or $0.80 for the 2008 period. Results for the first six months of fiscal 2009 include $11.5 million in stock-based compensation expense ($0.15 per share) and $6.7 million in professional fees and expenses related to unusual matters ($0.09 per share). Results for the first six months of fiscal 2008 included $18.5 million in stock-based compensation expense ($0.25 per share) and $6.4 million in professional fees and expenses related to unusual matters, as well as business reorganization costs ($0.08 per share).

Non-GAAP net loss was $42.3 million or $0.55 per share in the first six months of 2009, versus net income of $85.1 million or $1.14 per share in the comparable period of 2008, which included the launch of Grand Theft Auto IV.  (Please refer to Non-GAAP Financial Measures and reconciliation information included later in this release.)

Business Highlights

Among the recent developments, Take-Two noted the following:

•                  Rockstar Games announced Max Payne 3, the latest in the award-winning Max Payne franchise, which is planned for a winter 2009 release.

•                  2K Games announced plans to deliver a multiplayer experience for BioShock® 2.

•                  Sid Meier’s Civilization IV®: The Complete Edition for Games for Windows® is now available in North America from 2K Games.

Financial Guidance

Take-Two is providing initial guidance for the third fiscal quarter ending July 31, 2009 and fourth fiscal quarter ending October 31, 2009, and is updating its guidance for the fiscal year ending October 31, 2009 to reflect the following changes in its release schedule:

•                  As announced today, Rockstar Games is planning to release Grand Theft Auto: Episodes from Liberty City, a new Xbox 360® standalone title based on the blockbuster Grand Theft Auto franchise in the fourth quarter of fiscal 2009. The product will consist of the two downloadable episodes of Grand Theft Auto IV, including the critically acclaimed episode The Lost and Damned, and the upcoming second episode, The Ballad of Gay Tony, together on a single disc exclusively for Xbox 360. Grand Theft Auto: Episodes from Liberty City will be in stores simultaneously with the release of The Ballad of Gay Tony downloadable episode on Xbox LIVE®.  Players will not be required to have the original version of Grand Theft Auto IV in order to play Grand Theft Auto: Episodes from Liberty City, which will be available for $39.99.

•                  Mafia II and Red Dead Redemption are now scheduled for release in the first half of fiscal 2010 to allow additional development time for the titles and to maximize their full potential in terms of the quality of the player experience and market performance.

•                  Take-Two is maintaining its guidance for non-GAAP EPS for the full fiscal year 2009, while reducing its revenue expectations, primarily based on the above changes in the release schedule, continued cost cutting initiatives, and a reduction in tax expense.

	Third quarter ending 7/31/2009	Fourth quarter ending 10/31/2009	Fiscal year ending 10/31/2009
Revenue	$145 to $165 million	$420 to $500 million	$1.05 to $1.15 billion
Non-GAAP EPS	$(0.55) to $(0.65)	$1.08 to $1.28	$0.00 to $0.20
Stock-based compensation expense per share (a)	$0.07	$0.06	$0.24
Expenses related to unusual legal matters per share	$0.01	$0.01	$0.11

(a) The Company’s stock-based compensation expense for the third and fourth quarters and fiscal year 2009 includes the cost of approximately 2 million stock options and 1.5 million shares previously issued to ZelnickMedia that are subject to variable accounting. Actual expense to be recorded in connection with these options and shares is dependent upon several factors, including future changes in Take-Two’s stock price.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360® video game and entertainment system from Microsoft, PLAYSTATION®3 computer entertainment system and Wii™ home video game system from Nintendo; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms; as well as the timely delivery of the titles detailed in this release.

Release Schedule for the Balance of Fiscal 2009

Following are the titles planned for release in the third quarter of fiscal 2009:

Title	Platform

Birthday Party Bash	Wii
The BIGS™ 2	Multiple platforms

Following are the titles planned for release in the fourth quarter of fiscal 2009:

Title	Platform

Beaterator	TBA
BioShock® 2	TBA
Borderlands™	Xbox 360, PS3, Games for Windows
Grand Theft Auto: Episodes from Liberty City	Xbox 360
Grand Theft Auto: The Ballad of Gay Tony	Xbox LIVE® (downloadable episode)
NBA® 2K10	Multiple platforms
NHL® 2K10	Multiple platforms
Ringling Bros. and Barnum & Bailey® Circus	Wii, DS

Management Comment

“Take-Two again outperformed our expectations, with higher net revenue and a smaller quarterly net loss than originally anticipated.  This is largely due to the continuing dedication of our talented team to provide the strongest possible line up of interactive entertainment titles, as well as our determination to operate efficiently while investing in innovation and creativity.  Recognizing that this remains a challenging environment for our industry and the consumer marketplace generally, we are sharply focused on executing our business plan and working to enhance shareholder value,” noted Strauss Zelnick, Chairman of Take-Two.

Ben Feder, Chief Executive Officer of Take-Two, added, “Our guidance for fiscal year 2009 demonstrates our confidence in the Company’s strong and balanced portfolio, along with the strides we have made in enhancing the efficiency of our business.  Take-Two’s expected results for the remainder of this fiscal year reflect a high quality release schedule that is diversified by franchise, genre and platform, with the heaviest volume of releases scheduled for the fourth quarter. We are well positioned for the future, in an industry with an expanding consumer base and exciting growth opportunities, through our focus on producing a select offering of interactive entertainment titles that are among the most compelling in the market.”

Conference Call

Take-Two will host a conference call today at 4:30 pm Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) from operations, net income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP.  They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These non-GAAP financial measures may be different from similarly titled measures used by other companies.

The non-GAAP measures exclude the following items from the Company’s statements of operations:

•                  Business reorganization, restructuring and related expenses

•                  Stock-based compensation

•                  Professional fees and expenses associated with unusual legal and other matters, including the Company’s concluded process to evaluate its strategic alternatives

•                  Income tax effects of the items listed above.

In addition, the Company may consider whether other significant non-recurring items that arise in the future should also be excluded from the non-GAAP financial measures it uses.

The Company believes that these non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

Business reorganization, restructuring and related expenses

In March 2007, the Company’s stockholders elected a new slate of members to Take-Two’s Board of Directors, who immediately removed the Company’s former President and Chief Executive Officer. Subsequently, the Company’s former Chief Financial Officer resigned.  As a result of these actions and the implementation of a business reorganization plan, the Company incurred significant costs in the fiscal years ended October 31, 2007 and October 31, 2008 to reduce headcount, relocate employees and consolidate sales and operational functions. These costs were related to severance, asset write-offs and associated professional fees.  As of October 31, 2008, the Company had substantially concluded the reorganization plan.

The Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization expenses from its non-GAAP financial measures.

Stock-based compensation

The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short and long-term operating plans.  The Company places greater emphasis on stockholder dilution than accounting charges when assessing the impact of stock-based equity awards.

Professional fees and expenses associated with unusual legal and other matters, including the Company’s concluded strategic review process

The Company incurred significant legal, consulting and investment banking expenses in the fiscal year ended October 31, 2008 related to the tender offer by Electronic Arts Inc. to acquire all of the Company’s outstanding shares, which was launched in March 2008 and expired in August 2008, and the Company’s related strategic review process which was completed in October 2008.

Additionally, the Company has realized significant legal and other professional fees associated with both the investigation of its historical stock option granting process and the Company’s responses to related governmental inquiries and civil lawsuits. The Company has also incurred legal expenses related to the tender offer by Electronic Arts. One of management’s primary objectives is to bring conclusion to its outstanding legal matters.  The Company continues to incur expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer, distributor and publisher of interactive entertainment software games for the PC, PLAYSTATION®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™ and Nintendo DS™. The Company publishes and develops products through its wholly owned labels Rockstar Games, 2K Games, 2K Sports and 2K Play; and distributes software, hardware and accessories in North America through its Jack of All Games subsidiary. Take-Two’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our reliance on a primary distribution service provider for a significant portion of our products, our ability to raise capital if needed, risks associated with international operations, the matters relating to the investigation by a special committee of our board of directors of the Company’s stock option grants and the claims and proceedings relating thereto (including stockholder and derivative litigation, actions by governmental agencies and negative tax or other implications for the Company resulting from any accounting adjustments or other factors) and risks associated with the Company’s concluded process to evaluate its strategic alternatives including stockholder litigation arising therefrom. Other important factors and information are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2008, in the section entitled “Risk Factors,” as updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2009, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended April 30,		Six months ended April 30,
	2009	2008	2009	2008

Net revenue	$229,722	$539,810	$486,532	$780,252

Cost of goods sold:
Product costs	108,995	185,043	258,941	333,195
Software development costs and royalties	28,012	57,688	51,314	80,402
Internal royalties	9,659	52,653	30,131	58,797
Licenses	14,936	22,875	22,118	31,873
Total cost of goods sold	161,602	318,259	362,504	504,267

Gross profit	68,120	221,551	124,028	275,985

Selling and marketing	31,044	45,949	71,818	79,678
General and administrative	31,415	48,317	71,163	81,238
Research and development	14,759	14,828	35,702	30,638
Business reorganization and related	—	944	—	1,106
Depreciation and amortization	4,777	7,516	9,885	13,925
Total operating expenses	81,995	117,554	188,568	206,585
Income (loss) from operations	(13,875)	103,997	(64,540)	69,400
Interest and other, net	(1,467)	(1,714)	882	(347)
Income (loss) before income taxes	(15,342)	102,283	(63,658)	69,053
Provision (benefit) for income taxes	(5,262)	4,061	(3,190)	8,828
Net income (loss)	$(10,080)	$98,222	$(60,468)	$60,225

Earnings (loss) per share:
Basic	$(0.13)	$1.31	$(0.79)	$0.81
Diluted	$(0.13)	$1.29	$(0.79)	$0.80

Weighted average shares outstanding:
Basic	76,587	75,098	76,341	74,112
Diluted	76,587	75,954	76,341	74,894

	Three months ended April 30,		Six months ended April 30,
	2009	2008	2009	2008

OTHER INFORMATION
Total revenue mix
Publishing	76%	90%	66%	78%
Distribution	24%	10%	34%	22%

Geographic revenue mix
North America	76%	65%	76%	71%
International	24%	35%	24%	29%

Publishing revenue platform mix
Microsoft Xbox 360	45%	46%	32%	41%
Nintendo DS	14%	1%	11%	1%
Sony PLAYSTATION 3	11%	36%	13%	31%
Nintendo Wii	11%	6%	15%	9%
Sony PlayStation 2	7%	6%	8%	10%
Sony PSP	6%	3%	7%	5%
PC	6%	2%	14%	3%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	April 30,	October 31,
	2009	2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$179,616	$280,277
Accounts receivable, net of allowances of $49,213 and $68,448 at April 30, 2009 and October 31, 2008, respectively	52,117	157,458
Inventory	74,020	104,235
Software development costs and licenses	149,018	113,436
Prepaid taxes and taxes receivable	20,881	23,763
Prepaid expenses and other	42,415	44,605
Total current assets	518,067	723,774

Fixed assets, net	28,860	32,361
Software development costs and licenses, net of current portion	45,580	61,991
Goodwill	227,733	230,809
Other intangibles, net	24,258	26,123
Other assets	10,681	8,294
Total assets	$855,179	$1,083,352

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$68,786	$156,167
Accrued expenses and other current liabilities	118,795	153,089
Deferred revenue	25,809	56,163
Total current liabilities	213,390	365,419
Line of credit	70,000	70,000
Income taxes payable	16,282	26,399
Other long-term liabilities	1,311	6,416
Total liabilities	300,983	468,234
Commitments and contingencies

Stockholders’ equity:
Common stock, $.01 par value, 150,000 shares authorized; 78,667 and 77,694 shares issued and outstanding at April 30, 2009 and October 31, 2008, respectively	787	777
Additional paid-in capital	614,862	603,579
(Accumulated deficit) retained earnings	(42,193)	18,275
Accumulated other comprehensive loss	(19,260)	(7,513)
Total stockholders’ equity	554,196	615,118

Total liabilities and stockholders’ equity	$855,179	$1,083,352

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Six months ended April 30,
	2009	2008
Operating activities:
Net income (loss)	$(60,468)	$60,225
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Amortization and impairment of software development costs and licenses	46,800	64,544
Depreciation and amortization of long-lived assets	9,885	13,925
Amortization and impairment of intellectual property	419	537
Stock-based compensation	11,500	18,500
Deferred income taxes	(144)	(117)
Foreign currency transaction gain and other	(3,513)	(360)
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	105,341	(257,828)
Inventory	30,215	7,510
Software development costs and licenses	(68,514)	(74,229)
Prepaid expenses, other current and other non-current assets	2,545	15,952
Deferred revenue	(30,354)	3,313
Accounts payable, accrued expenses, income taxes payable and other liabilities	(136,456)	134,304
Total adjustments	(32,276)	(73,949)
Net cash used for operating activities	(92,744)	(13,724)

Investing activities:
Purchase of fixed assets	(5,567)	(4,998)
Purchases of businesses, net of cash acquired	(500)	(4,037)
Net cash used for investing activities	(6,067)	(9,035)

Financing activities:
Proceeds from exercise of options	4	20,489
Net payments on line of credit	—	(2,000)
Payment of debt issuance costs	—	(957)
Net cash provided by financing activities	4	17,532
Effects of exchange rates on cash and cash equivalents	(1,854)	388
Net decrease in cash and cash equivalents	(100,661)	(4,839)
Cash and cash equivalents, beginning of year	280,277	77,757
Cash and cash equivalents, end of period	$179,616	$72,918

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Professional		Non-GAAP three
	ended April 30,	fees and	Stock-based	months ended April 30,
	2009	legal matters	compensation	2009

Net revenue	$229,722	$—	$—	$229,722

Cost of goods sold:
Product costs	108,995	—	—	108,995
Software development costs and royalties	28,012	—	(1,876)	26,136
Internal royalties	9,659	—	—	9,659
Licenses	14,936	—	—	14,936
Total cost of goods sold	161,602	—	(1,876)	159,726

Gross profit	68,120	—	1,876	69,996

Selling and marketing	31,044	—	(423)	30,621
General and administrative	31,415	(1,846)	(2,555)	27,014
Research and development	14,759	—	(462)	14,297
Business reorganization and related	—	—	—	—
Depreciation and amortization	4,777	—	—	4,777
Total operating expenses	81,995	(1,846)	(3,440)	76,709
Income (loss) from operations	(13,875)	1,846	5,316	(6,713)
Interest and other, net	(1,467)	—	—	(1,467)
Income (loss) before income taxes	(15,342)	1,846	5,316	(8,180)
Provision (benefit) for income taxes	(5,262)	—	—	(5,262)
Net income (loss)	$(10,080)	$1,846	$5,316	$(2,918)

Earnings (loss) per share:*
Basic	$(0.13)	$0.02	$0.07	$(0.04)
Diluted	$(0.13)	$0.02	$0.07	$(0.04)

Weighted average shares outstanding
Basic	76,587	76,587	76,587	76,587
Diluted	76,587	76,587	76,587	76,587

EBITDA:
Income (loss) before income taxes	$(15,342)			$(8,180)
Interest	1,427			1,427
Depreciation and amortization	4,777			4,777
EBITDA	$(9,138)			$(1,976)
Add: Business reorganization and related	—			—
Adjusted EBITDA	$(9,138)			$(1,976)

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Business	Professional		Non-GAAP three
	ended April 30,	reorganization	fees and	Stock-based	months ended April 30,
	2008	and related	legal matters	compensation	2008

Net revenue	$539,810	$—	$—	$—	$539,810

Cost of goods sold:
Product costs	185,043	—	—	—	185,043
Software development costs and royalties	57,688	—	—	(6,448)	51,240
Internal royalties	52,653	—	—	—	52,653
Licenses	22,875	—	—	—	22,875
Total cost of goods sold	318,259	—	—	(6,448)	311,811

Gross profit	221,551	—	—	6,448	227,999

Selling and marketing	45,949	—	—	(514)	45,435
General and administrative	48,317	—	(3,781)	(4,576)	39,960
Research and development	14,828	—	—	(889)	13,939
Business reorganization and related	944	(944)	—	—	—
Depreciation and amortization	7,516	—	—	—	7,516
Total operating expenses	117,554	(944)	(3,781)	(5,979)	106,850
Income (loss) from operations	103,997	944	3,781	12,427	121,149
Interest and other, net	(1,714)	—	—	—	(1,714)
Income (loss) before income taxes	102,283	944	3,781	12,427	119,435
Provision (benefit) for income taxes	4,061	—	—	—	4,061
Net income (loss)	$98,222	$944	$3,781	$12,427	$115,374

Earnings (loss) per share:*
Basic	$1.31	$0.01	$0.05	$0.17	$1.54
Diluted	$1.29	$0.01	$0.05	$0.16	$1.52

Weighted average shares outstanding
Basic	75,098	75,098	75,098	75,098	75,098
Diluted	75,954	75,954	75,954	75,954	75,954

EBITDA:
Income (loss) before income taxes	$102,283				$119,435
Interest	830				830
Depreciation and amortization	7,516				7,516
EBITDA	$110,629				$127,781
Add: Business reorganization and related	944				—
Adjusted EBITDA	$111,573				$127,781

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Six months	Professional		Non-GAAP six
	ended April 30,	fees and	Stock-based	months ended April 30,
	2009	legal matters	compensation	2009

Net revenue	$486,532	$—	$—	$486,532

Cost of goods sold:
Product costs	258,941	—	—	258,941
Software development costs and royalties	51,314	—	(3,049)	48,265
Internal royalties	30,131	—	—	30,131
Licenses	22,118	—	—	22,118
Total cost of goods sold	362,504	—	(3,049)	359,455

Gross profit	124,028	—	3,049	127,077

Selling and marketing	71,818	—	(916)	70,902
General and administrative	71,163	(6,706)	(5,947)	58,510
Research and development	35,702	—	(1,588)	34,114
Business reorganization and related	—	—	—	—
Depreciation and amortization	9,885	—	—	9,885
Total operating expenses	188,568	(6,706)	(8,451)	173,411
Income (loss) from operations	(64,540)	6,706	11,500	(46,334)
Interest and other, net	882	—	—	882
Income (loss) before income taxes	(63,658)	6,706	11,500	(45,452)
Provision (benefit) for income taxes	(3,190)	—	—	(3,190)
Net income (loss)	$(60,468)	$6,706	$11,500	$(42,262)

Earnings (loss) per share:*
Basic	$(0.79)	$0.09	$0.15	$(0.55)
Diluted	$(0.79)	$0.09	$0.15	$(0.55)

Weighted average shares outstanding
Basic	76,341	76,341	76,341	76,341
Diluted	76,341	76,341	76,341	76,341

EBITDA:
Income (loss) before income taxes	$(63,658)			$(45,452)
Interest	2,971			2,971
Depreciation and amortization	9,885			9,885
EBITDA	(50,802)			(32,596)
Add: Business reorganization and related	—			—
Adjusted EBITDA	$(50,802)			$(32,596)

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Six months	Business	Professional		Non-GAAP six
	ended April 30,	reorganization	fees and	Stock-based	months ended April 30,
	2008	and related	legal matters	compensation	2008

Net revenue	$780,252	$—	$—	$—	$780,252

Cost of goods sold:
Product costs	333,195	—	—	—	333,195
Software development costs and royalties	80,402	—	—	(7,194)	73,208
Internal royalties	58,797	—	—	—	58,797
Licenses	31,873	—	—	—	31,873
Total cost of goods sold	504,267	—	—	(7,194)	497,073

Gross profit	275,985	—	—	7,194	283,179

Selling and marketing	79,678	—	—	(1,381)	78,297
General and administrative	81,238	—	(5,275)	(7,948)	68,015
Research and development	30,638	—	—	(1,977)	28,661
Business reorganization and related	1,106	(1,106)	—	—	—
Depreciation and amortization	13,925	—	—	—	13,925
Total operating expenses	206,585	(1,106)	(5,275)	(11,306)	188,898
Income (loss) from operations	69,400	1,106	5,275	18,500	94,281
Interest and other, net	(347)	—	—	—	(347)
Income (loss) before income taxes	69,053	1,106	5,275	18,500	93,934
Provision (benefit) for income taxes	8,828	—	—	—	8,828
Net income (loss)	$60,225	$1,106	$5,275	$18,500	$85,106

Earnings (loss) per share:*
Basic	$0.81	$0.01	$0.07	$0.25	$1.15
Diluted	$0.80	$0.01	$0.07	$0.25	$1.14

Weighted average shares outstanding
Basic	74,112	74,112	74,112	74,112	74,112
Diluted	74,894	74,894	74,894	74,894	74,894

EBITDA:
Income (loss) before income taxes	$69,053				$93,934
Interest	982				982
Depreciation and amortization	13,925				13,925
EBITDA	83,960				108,841
Add: Business reorganization and related	1,106				—
Adjusted EBITDA	$85,066				$108,841

*Basic and diluted earnings (loss) per share may not add due to rounding